                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Robert W. Gillespie
                                       Chairman of the Board, Chief Executive
                                       Officer and Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Henry L. Meyer, III
                                       President, Chief Operating Officer and
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of December 9, 1999.


                                       /s/ K. Brent Somers
                                       Senior Executive Vice President and
                                       Chief Financial Officer

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of December 19, 1999.


                                       /s/ Lee Irving
                                       Executive Vice President and
                                       Chief Accounting Officer

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Cecil D. Andrus
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ William G. Bares
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ A.C. Bersticker
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Edward P. Campbell
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Carol Cartwright
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Thomas A. Commes
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Kenneth M. Curtis
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Henry S. Hemingway
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Charles R. Hogan
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Douglas J. McGregor
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Steven A. Minter
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Bill R. Sanford
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Ronald B. Stafford
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Dennis W. Sullivan
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Signing Bonus Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of November 23, 1999.


                                       /s/ Peter G. Ten Eyck
                                       Director